UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

         Delaware                                    62-1040440
 (State or other jurisdiction                      (IRS employer
      of incorporation)                          identification No.)

                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.      Results of Operations and Financial Condition.

On October 24, 2006, Delta and Pine Land Company ("D&PL") issued a press release reporting its results of operations and financial condition for the fourth quarter and year ended August 31, 2006. This press release is attached as
Exhibit 99.1.

Additionally, executive management will discuss D&PL's fourth quarter and 2006 fiscal year during a conference call to be held October 24, 2006 at 9:30 a.m. ET/8:30 a.m. CT. All interested parties are invited to listen to the conference call by dialing 800-374-0532 (International, 706-634-0148), pass code 9048397.
Live audio of the conference call will also be accessible at www.vcall.com. Also, refer to D&PL's Investor News section in its Media and News section of its Internet site at www.deltaandpine.com for further instructions about accessing the conference call.

Information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In connection with Monsanto Company's ("Monsanto") proposed acquisition of Delta and Pine Land Company ("D&PL") pursuant to the terms of an Agreement and Plan of Merger by and among D&PL, Monsanto, and a wholly-owned subsidiary of Monsanto, D&PL has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the preliminary proxy statement (including all amendments and supplements to it) because it contains important information.

Investors may obtain free copies of the preliminary proxy statement, as well as other filings containing information about D&PL, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from D&PL's Investor Relations web site (www.deltaandpine.com) or by directing a request to D&PL at: Delta and Pine Land Company, Corporate Offices, P.O. Box 157, Scott, MS 38772.

D&PL and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from D&PL's stockholders in respect of the proposed transaction.

Information regarding D&PL's directors and executive officers is available in D&PL's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on November 29, 2005. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

This written communication contains forward-looking statements that involve risks and uncertainties concerning Monsanto's proposed acquisition of D&PL, D&PL's expected financial performance, as well as D&PL's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of Monsanto and D&PL to the transaction; Monsanto's ability to successfully integrate D&PL's operations and employees; and general economic conditions. In addition, please refer to the documents that Monsanto and D&PL file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by each of Monsanto and D&PL identify and address other important factors that could cause their respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Monsanto and D&PL are under no duty to update any of the forward-looking statements after the date of this press release to conform to actual results.


Item 9.01.      Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated October 24, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date: October 24, 2006           /s/ Kenneth M. Avery
                                 --------------------
                                 Kenneth M. Avery,
                                 Vice President - Finance, Treasurer and
                                 Assistant Secretary